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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                    Form 8-K



                    Current Report Pursuant to Section 13 or 15(d) of
                               the Securities Act of 1934




        Date of Report (Date of earliest event reported): June 4, 2003




                       GREAT WESTERN LAND AND RECREATION, INC.
                (Exact name of registrant as specified in its charter)

         NEVADA                        0-18808                13-3530765
(State or other jurisdiction    (Commission File No.)     (IRS Employer ID No.)
of incorporation)


        5115 N. Scottsdale Road, Suite 101, Scottsdale, Arizona 85250
               (Address of principal executive office) (Zip Code)



     Registrant's telephone number, including area code:  (480) 949-6007


                         ---------------------------------
        (Former name or former address, if changed since last report)
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                  GREAT WESTERN LAND AND RECREATION, INC.

                                FORM 8-K

                             CURRENT REPORT



ITEM 8.         CHANGE IN FISCAL YEAR

On June 4, 2003, the Registrant approved a change in its year end to September
30. The Registrant's Form 10-KSB for the fiscal year ending September 30, 2003 will cover the transition period.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    June 9, 2003             GREAT WESTERN LAND AND RECREATION, INC.

                             By: /s/ Ron O'Connor

                             Senior Vice President and Chief Financial
                             Officer